UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

TRANSATLANTIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10545 (Commission File Number)	13-3355897 (I.R.S. Employer Identification No.)

80 Pine Street New York, NY (Address of principal executive offices)	10005 (Zip Code)

(212) 770-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 5, 2005, Transatlantic Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission a preliminary prospectus supplement relating to its proposed offering of up to $750 million aggregate principal amount of senior notes due 2015. The risk factors relating to the Company included in the preliminary prospectus supplement are attached as Exhibit 99.1 to this Form 8-K and are incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit	Description
99.1	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2005

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ STEVEN S. SKALICKY
Name: Steven S. Skalicky Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Risk Factors